Financial Income and Expenses - Summary of Financial Income and Expenses (Detail) - PEN (S/) S/ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial income:
Interest on loans to third parties	S/ 27,060	S/ 577	S/ 6,142
Fair value of accounts receivables	9,786
Interest on short-term bank deposits	3,811	5,123	7,277
Commissions and collaterals	1,448	12
Exchange rate gain, net		5,603
Others	8,820	2,427	4,806
Finance income	50,925	13,742	18,225
Interest expense:
- Bank loans	114,376	93,238	88,828
- Loans from third parties	31,296	6,784	264
- Commissions and collaterals	31,668	15,537	9,156
- Financial lease	2,908	4,722	5,943
- Bonds	3,361	28,804	25,352
Exchange difference loss, net	23,276		12,750
Derivative financial instruments	268	739	1,248
Loss by measurement of financial asset fair value	25,796	8,059	76,864
Other financial expenses	23,200	24,802	14,481
Less capitalized interest	(8,167)	(31,908)	(36,831)
Finance costs	S/ 247,982	S/ 150,777	S/ 198,055